Exhibit 99.1

AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of EVO Payments, Inc.

This agreement may be executed in any number of counterparts, each of which shall be deemed an original.

16th day of February, 2021.

MADISON DEARBORN PARTNERS, LLC

By:	/s/ Annie S. Terry
Name: Annie S. Terry
Its: Managing Director

MADISON DEARBORN PARTNERS VI-A&C, L.P.

By: Madison Dearborn Partners, LLC
Its: General Partner

By:	/s/ Annie S. Terry
Name: Annie S. Terry
Its: Managing Director

MADISON DEARBORN CAPITAL PARTNERS VI-C, L.P.

By: Madison Dearborn Partners VI-A&C, L.P.
Its: General Partner

By: Madison Dearborn Partners, LLC
Its: General Partner

By:	/s/ Annie S. Terry
Name: Annie S. Terry
Its: Managing Director

MADISON DEARBORN PARTNERS VI-B, L.P.

By: Madison Dearborn Partners, LLC
Its: General Partner

By:	/s/ Annie S. Terry
Name: Annie S. Terry
Its: Managing Director

MADISON DEARBORN CAPITAL PARTNERS VI-B, L.P.

By: Madison Dearborn Partners VI-B, L.P.
Its: General Partner

By: Madison Dearborn Partners, LLC
Its: General Partner

By:	/s/ Annie S. Terry
Name: Annie S. Terry
Its: Managing Director

MADISON DEARBORN CAPITAL PARTNERS VI EXECUTIVE-B, L.P.

By: Madison Dearborn Partners VI-B, L.P. Its: General Partner

By: Madison Dearborn Partners, LLC
Its: General Partner

By:	/s/ Annie S. Terry
Name: Annie S. Terry
Its: Managing Director

MDCP CARDSERVICES, LLC

By: Madison Dearborn Capital Partners VI-B, L.P.
Its: Controlling Member

By: Madison Dearborn Partners VI-B, L.P.
Its: General Partner

By: Madison Dearborn Partners, LLC
Its: General Partner

By:	/s/ Annie S. Terry
Name: Annie S. Terry
Its: Managing Director

MDCP VI-C CARDSERVICES BLOCKER CORP.

By:	/s/ Annie S. Terry
Name: Annie S. Terry
Its: Managing Director

MDCP VI-C CARDSERVICES SPLITTER, L.P.

By: Madison Dearborn Partners VI-B, L.P.
Its: General Partner

By: Madison Dearborn Partners, LLC
Its: General Partner

By:	/s/ Annie S. Terry
Name: Annie S. Terry
Its: Managing Director

/s/ Paul J. Finnegan
Paul J. Finnegan

/s/ Samuel M. Mencoff
Samuel M. Mencoff

/s/ Vahe A. Dombalagian
Vahe A. Dombalagian